CMFG LIFE INSURANCE COMPANY
CMFG VARIABLE ANNUITY ACCOUNT

SUPPLEMENT DATED JANUARY 13, 2017 TO

MEMBERS® VARIABLE ANNUITY
MEMBERS® VARIABLE ANNUITY II
MEMBERS® VARIABLE ANNUITY III
MEMBERS® CHOICE VARIABLE ANNUITY

PROSPECTUS DATED MAY 1, 2016

This supplement updates the prospectuses for the variable annuity contracts listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

The Board of Trustees of the Franklin Templeton Variable Insurance Products Trust has notified us that it has approved a Plan of Liquidation and Dissolution of the Franklin High Income VIP Fund (the “Fund”) pursuant to which the Fund will liquidate on or about April 21, 2017 (the “liquidation date”). The Board of Trustees of the Franklin Templeton Variable Insurance Products Trust has determined that the Liquidation and Dissolution of the Fund is in the best interest of the Fund and their shareholders. As of the liquidation date, the Fund will no longer be available as an investment option under your Contract. All Contract Value remaining in the Subaccounts investing in the Fund (the “Franklin Subaccount”) on the liquidation date will be transferred automatically to the Vanguard Variable Insurance Fund Money Market Portfolio (the “Vanguard Money Market Subaccount”). After the liquidation date, any automatic transaction that involved the Franklin Subaccount, such as dollar cost averaging and automatic rebalancing, instead will involve the Vanguard Money Market Subaccount. For example, if you elected to dollar cost average by way of transferring Contract Value from a DCA Fixed Period to the Franklin Subaccount, as of the liquidation date, your Contract Value will be transferred from that DCA Fixed Period to the Vanguard Money Market Subaccount. Further, after the liquidation date, the Fund will be replaced in any model asset allocation by the Vanguard Variable Insurance Fund Money Market Portfolio.

From the date of this supplement until the liquidation date, you may transfer from the Franklin Subaccount to any other Subaccount (as permitted by your Contract) without that transfer counting as a transfer that is subject to the transfer processing fee. If you have Contract Value invested in the Franklin Subaccount on the liquidation date and it is automatically transferred into the Vanguard Money Market Subaccount, you may transfer from the Vanguard Money Market Subaccount to any other Subaccount (as permitted by your Contract) for 60 days after the liquidation date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Vanguard Money Market Subaccount may become extremely low and possibly negative. There is no assurance that the Vanguard Variable Insurance Fund Money Market Portfolio will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Vanguard Variable Insurance Fund Money Market Portfolio or for any other fund in which the Variable Account invests, or if you have any questions regarding the Fund liquidation, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.